Putnam
Equity
Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Timely shifts in industry sector emphasis in response to the Federal Reserve Board's interest-rate reductions and the unfolding economic picture contributed to the positive returns registered by Putnam Equity Income Fund during the first half of its current fiscal year.

Your fund's management team was able to turn the stock market's vacillation to advantage during the period, first by beefing up the portfolio's allocation to defensive sectors such as electric utilities and health care, and then later, by shifting to stocks in such areas as retailing that tend to do well in a recovering economy.

The following report provides a detailed review of the business and market environment during the six months ended May 31, 2001, and the managers' response to these events in the context of your investment objectives. It concludes with management's view of prospects for the fund during the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Bartlett R. Geer
Jeanne L. Mockard
James M. Prusko
and the Core Fixed Income Team

Solid management throughout a particularly volatile period in the stock market helped Putnam Equity Income Fund take advantage of positive trends during the six months ended May 31, 2001. We not only positioned the portfolio defensively but also were quick to take advantage of buying opportunities as prices in different market sectors fell. As a result of our strategies, your fund posted a positive return during a difficult stretch for the equity markets.

Total return for 6 months ended 5/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   7.13%   0.95%    6.72%   1.71%    6.72%   5.72%    6.92%   3.14%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* LACK OF CLARITY ON EARNINGS HURT THE STOCK MARKET

Over the past six months, new evidence continued to indicate that the U.S. economy was in a bit of a funk. Corporate spending on new technology dried up as companies sought to retrench within a new environment of lackadaisical growth and rising energy prices. Several bellwether companies within the high-growth technology and telecommunications sectors announced that they would not meet their earnings targets. Investors scrambled to find pockets of the market with more predictable earnings growth, while the Federal Reserve Board aggressively eased monetary policy in an attempt to revive the moribund economy and head off a recession.

From the beginning of 2001 until the end of May, the Fed cut the benchmark Federal Funds target rate five times, lowering it from 6.50% to 4.00%. Two of these rate slashes -- one during the first business days of 2001 and the other in April -- surprised the markets, as they came between the Fed's regularly scheduled meetings. At its meetings in late January, March, and May, the Fed implemented further decreases in an attempt to bolster confidence and prop up the economy. While the market welcomed these moves, they were not enough to spark a broad-based rally with any staying power. Lack of clarity about future earnings continued to be a primary concern for investors.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                      11.9%

Oil and gas                   9.4%

Financial                     8.1%

Insurance                     6.6%

Pharmaceuticals               6.3%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.


* EQUITY PORTFOLIO SHIFTED AFTER SUCCESSFUL DEFENSIVE POSITIONING

During 2000, with uncertainty shadowing the market, we took significantly overweighted positions in electric utilities, health care, consumer staples, and food companies. These kinds of investments are considered defensive because they typically provide steady, if unspectacular, earnings growth. We also favored energy stocks, which were likely to benefit from rising energy prices. At the same time, we shied away from technology and telecommunications stocks that were weighing down the market. This strategy was exceptionally fruitful through calendar year 2000. However, by the end of 2000, many of the shares we owned had become quite expensive and no longer fit within our value parameters. As a result, in January 2001 we re-evaluated the portfolio and began to trim the fund's defensive positions.


"...a stock's total return consists of price appreciation and dividend income. When markets are rocketing, investors focus more on those leniently taxed capital gains. But when such gains are harder to come by, the dependability of dividends comes back into vogue."

-- Bloomberg Personal Finance, July/August 2001


We shifted assets out of the utilities, health care, and food industries, and into stocks that typically do well once economic growth establishes an upward trend. Our investments included general merchandise retailers and specialty retailers. This strategy proved successful, as retail stocks performed well in response to the Fed rate cuts.

"About the only thing on an even keel these days is the performance of value funds, whose managers are adeptly sifting through the rubble."

-- Business Week, July 2, 2001

Acquisition announcements played a prominent role during the period and boosted performance for some of the fund's holdings. Nestle made an offer to acquire fund holding Ralston Purina, which appreciated significantly on the news. We sold shares and locked in a generous gain. Philips Petroleum pursued Tosco and Volero announced its intention to purchase Ultramar Diamond Shamrock. Both oil refining firms had profited from constrained capacity and insatiable demand for gas by a public infatuated with sport utility vehicles and other gas-guzzling alternatives. Year-to-date, retailers Federated Department Stores and Staples greatly enhanced your fund's performance. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.

The portfolio includes several stocks that disappointed us over the semiannual period, such as Waste Management, Texas Utilities (TXU Corp.), Progress Energy, and AT&T. We remain confident in the long-term prospects of these companies and believe their difficulties are likely to be short-lived.

* STOCK PORTFOLIO POSITIONED FOR MARKET RECOVERY

We believe the U.S. economy will experience slow to moderate growth with continued low inflation, and the stock market may continue to struggle in the near future. Consumer spending remains somewhat soft, a condition that could further dampen corporate earnings. Although U.S. economic growth has been in a downturn that has resulted in a spate of layoffs, there are signs that the decline is slowing.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Philip Morris Cos., Inc.
Tobacco

SBC Communications, Inc.
Regional Bells

Fannie Mae
Financial

Johnson & Johnson
Pharmaceuticals

Verizon Communications, Inc.
Regional Bells

Bank of America Corp.
Banking

U.S. Bancorp
Banking

Royal Dutch Petroleum Co. NV ADR
Oil and gas

Footnote reads:
These holdings represent 21.2% of the fund's net assets as of 5/31/01. Portfolio holdings will vary over time.


However, if growth in Europe also slows, a U.S. economic recovery will be more difficult. Many U.S. industries depend on business in Europe and the Far East. Asia remains stagnant and Europe may experience its own downturn next year.

In spite of these concerns, we believe we have an excellent opportunity to reorganize the portfolio to make it more economically sensitive. Consistent with our belief that the economy will improve in 2002, we're targeting attractively valued stocks of companies that should do well as the country emerges from economic lethargy. We look forward to taking advantage of value opportunities that present themselves within an improving business climate.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Equity Income Fund is designed for investors seeking current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV   CDSC      NAV     POP
------------------------------------------------------------------------------
6 months          7.13%   0.95%   6.72%   1.71%   6.72%   5.72%   6.92%   3.14%
------------------------------------------------------------------------------
1 year           14.33    7.74   13.49    8.49   13.42   12.42   13.78    9.77
------------------------------------------------------------------------------
5 years          85.99   75.32   79.10   77.10   79.16   79.16   81.35   75.06
Annual average   13.21   11.88   12.36   12.11   12.37   12.37   12.64   11.85
------------------------------------------------------------------------------
10 years        250.58  230.29  225.01  225.01  225.29  225.29  233.00  221.33
Annual average   13.36   12.69   12.51   12.51   12.52   12.52   12.78   12.38
------------------------------------------------------------------------------
Annual average
(life of fund)   12.07   11.79   11.07   11.07   11.22   11.22   11.35   11.18
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/01

                                            Russell 1000            Consumer
                                             Value Index          price index
------------------------------------------------------------------------------
6 months                                        6.04%                 1.89%
------------------------------------------------------------------------------
1 year                                          7.68                  3.50
------------------------------------------------------------------------------
5 years                                       105.38                 13.35
Annual average                                 15.48                  2.54
------------------------------------------------------------------------------
10 years                                      322.79                 30.90
Annual average                                 15.51                  2.73
------------------------------------------------------------------------------
Annual average
(life of fund)                                    --*                 4.59
------------------------------------------------------------------------------

*Inception of Russell 1000 Value Index is 12/31/78.

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/01

                              Class A       Class B      Class C      Class M
-------------------------------------------------------------------------------
Distributions (number)           2             2            2            2
-------------------------------------------------------------------------------
Income                       $0.1250       $0.0700      $0.0750      $0.0890
-------------------------------------------------------------------------------
Capital gains
  Long-term                   0.0900        0.0900       0.0900       0.0900
-------------------------------------------------------------------------------
  Short-term                    --            --           --           --
-------------------------------------------------------------------------------
  Total                      $0.2150       $0.1600      $0.1650      $0.1790
-------------------------------------------------------------------------------
Share value:               NAV     POP        NAV          NAV     NAV     POP
-------------------------------------------------------------------------------
11/30/00                  $14.86  $15.77    $14.75       $14.81  $14.76  $15.30
-------------------------------------------------------------------------------
5/31/01                    15.69   16.65     15.57        15.63   15.59   16.16
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate 1     1.59%   1.50%     0.90%        0.97%   1.15%   1.11%
-------------------------------------------------------------------------------
Current 30-day SEC yield 2  1.45    1.37      0.71         0.72    0.96    0.90
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/01 (most recent calendar quarter)

                     Class A         Class B        Class C          Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          1.23%  -4.60%   0.87%  -4.13%   0.84%  -0.16%   0.99%  -2.51%
------------------------------------------------------------------------------
1 year           18.43   11.65   17.59   12.59   17.59   16.59   17.88   13.76
------------------------------------------------------------------------------
5 years          83.12   72.59   76.39   74.39   76.46   76.46   78.62   72.41
Annual average   12.86   11.53   12.02   11.76   12.03   12.03   12.30   11.51
------------------------------------------------------------------------------
10 years        262.42  241.59  236.13  236.13  236.43  236.43  243.99  232.09
Annual average   13.74   13.07   12.89   12.89   12.90   12.90   13.15   12.75
------------------------------------------------------------------------------
Annual average
(life of fund)   11.97   11.69   10.98   10.98   11.13   11.13   11.25   11.09
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2001 (Unaudited)

COMMON STOCKS (89.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             52,100 Valassis Communications, Inc. (NON)                                               $   1,774,005

Aerospace and Defense (1.7%)
-------------------------------------------------------------------------------------------------------------------
            109,300 Goodrich Corp.                                                                        4,566,554
            114,400 Boeing Co. (The)                                                                      7,194,616
             36,600 General Dynamics Corp.                                                                2,837,232
            171,100 Lockheed Martin Corp.                                                                 6,551,419
            130,300 Northrop Grumman Corp.                                                               11,565,428
                                                                                                      -------------
                                                                                                         32,715,249

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
                 11 PSF Group Holdings, Inc. 144A Class A (NON)                                              17,891

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
             60,300 Delta Air Lines, Inc.                                                                 2,871,486

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
            282,100 Ford Motor Co.                                                                        6,869,135

Banking (11.1%)
-------------------------------------------------------------------------------------------------------------------
            521,100 Bank of America Corp.                                                                30,875,175
             95,200 Bank of New York Co., Inc. (The)                                                      5,198,872
            268,200 BB&T Corp.                                                                            9,695,430
            711,400 Charter One Financial, Inc.                                                          21,519,850
            377,100 Comerica, Inc.                                                                       21,456,984
            232,000 First Union Corp.                                                                     7,482,000
            513,100 FleetBoston Financial Corp.                                                          21,339,829
            138,200 M&T Bank Corp.                                                                       10,441,010
            125,100 Mercantile Bankshares Corp.                                                           4,873,896
            102,000 North Fork Bancorporation, Inc.                                                       2,911,080
            356,287 Synovus Financial Corp.                                                              10,823,999
          1,338,136 U.S. Bancorp                                                                         29,840,433
            543,600 Washington Mutual, Inc.                                                              19,363,032
            342,500 Wells Fargo & Co.                                                                    16,124,900
                                                                                                      -------------
                                                                                                        211,946,490

Beverage (3.6%)
-------------------------------------------------------------------------------------------------------------------
            200,600 Anheuser-Busch Cos., Inc.                                                             8,826,400
             78,400 Brown-Forman Corp. Class B                                                            5,135,200
            240,200 Coca-Cola Co. (The)                                                                  11,385,480
            735,200 Coca-Cola Enterprises, Inc.                                                          12,263,136
            436,100 Fortune Brands, Inc.                                                                 14,980,035
            374,600 Pepsi Bottling Group, Inc. (The)                                                     16,310,084
                                                                                                      -------------
                                                                                                         68,900,335

Broadcasting (0.4%)
-------------------------------------------------------------------------------------------------------------------
            133,700 Clear Channel Communications, Inc. (NON)                                              8,151,689

Cable Television (0.3%)
-------------------------------------------------------------------------------------------------------------------
            231,800 USA Networks, Inc. (NON)                                                              5,994,348

Capital Goods (--%)
-------------------------------------------------------------------------------------------------------------------
             11,000 Eaton Corp.                                                                             860,200

Chemicals (1.7%)
-------------------------------------------------------------------------------------------------------------------
            197,200 Dow Chemical Co. (The)                                                                7,061,732
            207,400 E.I. du Pont de Nemours & Co.                                                         9,623,360
            368,200 Engelhard Corp.                                                                      10,221,232
             61,200 PPG Industries, Inc.                                                                  3,402,720
             52,100 Rohm & Haas Co.                                                                       1,729,720
                                                                                                      -------------
                                                                                                         32,038,764

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
             32,275 Peabody Energy Corp. (NON)                                                            1,095,736

Computers (1.5%)
-------------------------------------------------------------------------------------------------------------------
            353,500 Compaq Computer Corp.                                                                 5,652,465
            325,600 Hewlett-Packard Co.                                                                   9,546,592
            123,000 IBM Corp.                                                                            13,751,400
                                                                                                      -------------
                                                                                                         28,950,457

Conglomerates (2.2%)
-------------------------------------------------------------------------------------------------------------------
              8,000 Berkshire Hathaway, Inc. Class B (NON)                                               18,176,000
            261,600 Cooper Industries, Inc.                                                               9,948,648
            215,200 Honeywell International, Inc.                                                        10,415,680
             49,900 Tyco International, Ltd. (Bermuda)                                                    2,866,755
                                                                                                      -------------
                                                                                                         41,407,083

Consumer Finance (0.5%)
-------------------------------------------------------------------------------------------------------------------
            145,400 Household International, Inc.                                                         9,546,964

Consumer Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------
            182,400 Kimberly-Clark Corp.                                                                 11,026,080

Distribution (0.2%)
-------------------------------------------------------------------------------------------------------------------
            120,400 SYSCO Corp.                                                                           3,579,492

Electric Utilities (5.0%)
-------------------------------------------------------------------------------------------------------------------
            267,400 Cinergy Corp.                                                                         9,452,590
             36,500 CMS Energy Corp.                                                                      1,082,955
            228,900 Constellation Energy Group, Inc.                                                     10,826,970
             96,400 Dominion Resources, Inc.                                                              6,391,320
            457,738 DPL, Inc.                                                                            13,182,854
             27,400 DTE Energy Co.                                                                        1,225,328
            213,100 Duke Energy Corp.                                                                     9,742,932
            274,300 Entergy Corp.                                                                        11,849,760
            172,200 FirstEnergy Corp.                                                                     5,277,930
            183,500 Northeast Utilities                                                                   3,530,540
            316,000 Progress Energy, Inc.                                                                13,445,800
             68,500 Reliant Energy, Inc.                                                                  3,156,480
            123,100 TXU Corp.                                                                             6,073,754
                                                                                                      -------------
                                                                                                         95,239,213

Electronics (0.8%)
-------------------------------------------------------------------------------------------------------------------
            159,000 Intel Corp.                                                                           4,294,590
            252,700 Motorola, Inc.                                                                        3,714,690
             35,000 Solectron Corp. (NON)                                                                   754,950
            129,200 W.W. Grainger, Inc.                                                                   5,709,348
                                                                                                      -------------
                                                                                                         14,473,578

Energy (0.6%)
-------------------------------------------------------------------------------------------------------------------
             89,600 Schlumberger, Ltd.                                                                    5,647,488
            111,000 Transocean Sedco Forex, Inc.                                                          5,932,950
                                                                                                      -------------
                                                                                                         11,580,438

Financial (6.6%)
-------------------------------------------------------------------------------------------------------------------
            106,400 American Express Co.                                                                  4,481,568
          1,125,400 Citigroup, Inc.                                                                      57,676,750
            487,100 Fannie Mae                                                                           40,156,524
            371,500 Freddic Mac                                                                          24,593,300
                                                                                                      -------------
                                                                                                        126,908,142

Food (1.1%)
-------------------------------------------------------------------------------------------------------------------
            325,100 H.J. Heinz Co.                                                                       14,080,081
            322,850 Sara Lee Corp.                                                                        6,082,494
                                                                                                      -------------
                                                                                                         20,162,575

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
                197 Fitzgeralds Gaming Corp. (NON)                                                                2

Health Care (1.3%)
-------------------------------------------------------------------------------------------------------------------
            159,300 CIGNA Corp.                                                                          15,049,071
            246,900 HCA-The Healthcare Co.                                                                9,959,946
                                                                                                      -------------
                                                                                                         25,009,017

Insurance (6.3%)
-------------------------------------------------------------------------------------------------------------------
            342,300 ACE, Ltd. (Bermuda)                                                                  13,264,125
             35,800 Allmerica Financial Corp.                                                             1,956,470
            123,800 AMBAC Financial Group, Inc.                                                           6,938,990
            538,400 American General Corp.                                                               24,351,832
            139,300 American International Group, Inc.                                                   11,283,300
             95,100 Chubb Corp. (The)                                                                     7,165,785
            260,600 Hartford Financial Services Group, Inc. (The)                                        17,642,620
             52,100 MBIA, Inc.                                                                            2,748,275
            163,100 Radian Group, Inc.                                                                   13,847,190
             72,200 St. Paul Cos., Inc. (The)                                                             3,653,320
             88,500 PMI Group, Inc. (The)                                                                 6,177,300
            225,300 UnumProvident Corp.                                                                   7,301,973
             64,700 XL Capital, Ltd. Class A (Bermuda)                                                    5,143,650
                                                                                                      -------------
                                                                                                        121,474,830

Investment Banking/Brokerage (3.3%)
-------------------------------------------------------------------------------------------------------------------
            113,400 Bear Stearns Cos., Inc. (The)                                                         6,163,290
            345,000 J.P. Morgan Chase & Co.                                                              16,956,750
             93,700 Lehman Brothers Holdings, Inc.                                                        6,709,857
            223,000 Merrill Lynch & Co., Inc.                                                            14,488,310
            271,900 Morgan Stanley, Dean Witter & Co.                                                    17,676,219
                                                                                                      -------------
                                                                                                         61,994,426

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------------------------------------------
            184,100 Marriott International, Inc. Class A                                                  8,718,976

Machinery (0.4%)
-------------------------------------------------------------------------------------------------------------------
            174,400 Parker-Hannifin Corp.                                                                 8,425,264

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
             63,400 Illinois Tool Works, Inc.                                                             4,340,364

Media (1.1%)
-------------------------------------------------------------------------------------------------------------------
            640,100 Walt Disney Co. (The)                                                                20,239,962

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
            146,000 Pall Corp.                                                                            3,372,600

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
             40,900 Enron Corp.                                                                           2,164,019
             34,300 National Fuel Gas Co.                                                                 1,960,588
            123,100 Williams Cos., Inc. (The)                                                             4,850,140
                                                                                                      -------------
                                                                                                          8,974,747

Oil & Gas (9.0%)
-------------------------------------------------------------------------------------------------------------------
            167,700 Chevron Corp.                                                                        16,107,585
            218,700 Conoco, Inc. Class A                                                                  6,762,204
            212,787 Conoco, Inc. Class B                                                                  6,638,954
            687,410 Exxon Mobil Corp.                                                                    61,007,638
            456,500 Royal Dutch Petroleum Co. ADR (Netherlands)                                          27,837,370
            237,900 Tosco Corp.                                                                          11,880,726
            216,500 TotalFinaElf SA ADR Class B (France)                                                 15,964,710
            140,500 Ultramar Diamond Shamrock Corp.                                                       7,046,075
            304,800 Unocal Corp.                                                                         11,780,520
            210,700 USX-Marathon Group                                                                    6,816,145
                                                                                                      -------------
                                                                                                        171,841,927

Paper & Forest Products (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,383,400 Abitibi-Consolidated, Inc. (Canada)                                                  11,551,390
            163,200 Boise Cascade Corp.                                                                   5,752,800
            175,400 International Paper Co.                                                               6,709,050
            475,700 Owens-Illinois, Inc. (NON)                                                            3,358,442
            174,300 Smurfit-Stone Container Corp.                                                         2,609,271
            187,300 Sonoco Products Co.                                                                   4,748,055
             91,000 Weyerhaeuser Co.                                                                      5,206,110
                                                                                                      -------------
                                                                                                         39,935,118

Pharmaceuticals (6.1%)
-------------------------------------------------------------------------------------------------------------------
            287,200 Abbott Laboratories                                                                  14,928,656
            174,700 American Home Products Corp.                                                         11,058,510
            258,600 Bristol-Myers Squibb Co.                                                             14,026,464
            402,600 Johnson & Johnson                                                                    39,032,070
            365,400 Merck & Co., Inc.                                                                    26,670,546
            211,400 Pharmacia Corp.                                                                      10,265,584
                                                                                                      -------------
                                                                                                        115,981,830

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
            162,100 Eastman Kodak Co.                                                                     7,672,193

Publishing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            148,400 Tribune Co.                                                                           6,370,812

Railroads (1.1%)
-------------------------------------------------------------------------------------------------------------------
            357,900 Union Pacific Corp.                                                                  20,579,250

Real Estate (2.3%)
-------------------------------------------------------------------------------------------------------------------
            199,500 Boston Properties, Inc. (R)                                                           7,956,060
            426,000 Equity Office Properties Trust (R)                                                   12,396,600
            437,300 Equity Residential Properties Trust (R)                                              23,461,145
                                                                                                      -------------
                                                                                                         43,813,805

Regional Bells (5.0%)
-------------------------------------------------------------------------------------------------------------------
            530,600 BellSouth Corp.                                                                      21,876,638
            936,800 SBC Communications, Inc.                                                             40,329,240
            592,500 Verizon Communications, Inc.                                                         32,498,625
                                                                                                      -------------
                                                                                                         94,704,503

Restaurants (1.0%)
-------------------------------------------------------------------------------------------------------------------
            235,800 Darden Restaurants, Inc.                                                              6,578,820
            346,600 McDonald's Corp.                                                                     10,495,048
             26,200 Tricon Global Restaurants, Inc. (NON)                                                 1,197,340
                                                                                                      -------------
                                                                                                         18,271,208

Retail (3.4%)
-------------------------------------------------------------------------------------------------------------------
            147,800 Albertsons, Inc.                                                                      4,241,860
            233,300 Circuit City Stores-Circuit City Group                                                3,501,833
             58,000 CVS Corp.                                                                             3,184,200
             50,700 Federated Department Stores, Inc. (NON)                                               2,271,360
            371,500 Kroger Co. (The) (NON)                                                                9,265,210
            398,700 Limited, Inc. (The)                                                                   6,498,810
             79,000 May Department Stores Co. (The)                                                       2,583,300
            361,300 Sears, Roebuck & Co.                                                                 14,408,644
            575,200 Staples, Inc. (NON)                                                                   8,340,400
            288,900 TJX Cos., Inc. (The)                                                                  9,666,594
                                                                                                      -------------
                                                                                                         63,962,211

Software (0.3%)
-------------------------------------------------------------------------------------------------------------------
            216,400 Computer Associates International, Inc.                                               6,137,104

Technology Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
             12,500 Convergys Corp. (NON)                                                                   513,750
            236,700 KPMG Consulting, Inc. (NON)                                                           4,272,435
            330,700 Unisys Corp. (NON)                                                                    3,948,558
                                                                                                      -------------
                                                                                                          8,734,743

Telecommunications (1.9%)
-------------------------------------------------------------------------------------------------------------------
            112,200 ALLTEL Corp.                                                                          6,506,478
            444,100 AT&T Corp.                                                                            9,401,597
             75,200 Qwest Communications International, Inc.                                              2,762,848
            337,500 Sprint Corp. (FON Group)                                                              6,854,625
            152,614 Williams Communications Group, Inc. (NON)                                               640,979
            541,500 WorldCom, Inc. (NON)                                                                  9,660,360
                                                                                                      -------------
                                                                                                         35,826,887

Telephone (0.1%)
-------------------------------------------------------------------------------------------------------------------
             59,900 Broadwing, Inc. (NON)                                                                 1,478,931

Tobacco (2.3%)
-------------------------------------------------------------------------------------------------------------------
            847,300 Philip Morris Cos., Inc.                                                             43,559,693

Waste Management (1.3%)
-------------------------------------------------------------------------------------------------------------------
            752,000 Republic Services, Inc. (NON)                                                        13,821,760
            384,100 Waste Management, Inc.                                                               10,747,118
                                                                                                     --------------
                                                                                                         24,568,878
                                                                                                     --------------
                    Total Common Stocks (cost $1,502,818,075)                                        $1,702,098,631
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (4.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (2.9%)
-------------------------------------------------------------------------------------------------------------------
$         5,460,000 Federal National Mortgage Association
                    7 1/2s, TBA, June 1, 2031                                                        $    5,584,543
                    Federal National Mortgage Association
                    Pass-Through Certificates
          5,101,550 7 1/2s, with due dates from October 1, 2029
                    to May 1, 2031                                                                        5,220,467
          4,878,566 7s, with due dates from December 1, 2029
                    to February 1, 2030                                                                   4,926,265
            199,785 6 1/2s, November 1, 2010                                                                201,961
          9,705,431 6s, with due dates from April 1, 2031 to June 1, 2031                                 9,359,116
         18,430,389 6s, with due dates from March 1, 2016 to March 1, 2031                               17,884,389
                    Government National Mortgage Association
                    Pass-Through Certificates
            505,204 8 1/2s, with due dates from October 15, 2017
                    to November 15, 2017                                                                    540,250
          6,757,866 8s, with due dates from December 15, 2022
                    to December 15, 2027                                                                  7,039,423
            521,570 7 1/2s, August 15, 2029                                                                 536,560
          3,685,438 7s, with due dates from August 15, 2023
                    to December 15, 2028                                                                  3,747,116
             84,584 6 1/2s, September 15, 2024                                                               84,373
                                                                                                     --------------
                                                                                                         55,124,463

U.S. Treasury Obligations (1.4%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          1,445,000 6 1/4s, May 15, 2030 (SEG)                                                            1,525,602
          2,770,000 6 1/8s, August 15, 2029 (SEG)                                                         2,858,280
            750,000 5 1/4s, February 15, 2029                                                               683,205
                    U.S. Treasury Notes
          3,440,000 7s, July 15, 2006                                                                     3,737,250
          5,070,000 5 3/4s, November 15, 2005                                                             5,230,009
            150,000 5s, February 15, 2011                                                                   145,454
         10,990,000 4 5/8s, May 15, 2006                                                                 10,842,294
          1,325,000 4s, April 30, 2003                                                                    1,320,853
                                                                                                     --------------
                                                                                                         26,342,947
                                                                                                     --------------
                    Total U.S.Government and Agency Obligations
                    (cost $81,385,033)                                                               $   81,467,410

CORPORATE BONDS AND NOTES (2.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           100,000 Abitibi-Consolidated, Inc. deb. 8.85s, 2030 (Canada)                             $      104,874
            220,000 Abitibi-Consolidated, Inc. deb. 8 1/2s, 2029 (Canada)                                   222,367
            585,000 AFLAC, Inc. sr. notes 6 1/2s, 2009                                                      569,743
            180,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            175,500
            430,000 Allied Waste Industries, Inc. deb. 7.4s, 2035                                           345,075
            345,000 American Electric Power notes Ser. A, 6 1/8s, 2006                                      341,139
            255,000 American General Institute 144A company guaranty
                    8 1/8s, 2046                                                                            272,057
             21,200 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                            23,426
            140,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         135,100
              6,570 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                       2,825
            705,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                                709,759
            240,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                       240,043
            210,000 Associates First Capital Corp. deb. 6.95s, 2018                                         207,936
            140,000 Avista Corp. 144A sr. notes 9 3/4s, 2008                                                141,560
            370,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            373,700
          1,045,000 Bank of America Corp. sub. notes 7.4s, 2011                                           1,085,337
            430,000 Bank One Corp. sub. notes 7 7/8s, 2010                                                  458,884
            750,000 Bank United Corp. notes Ser. A, 8s, 2009                                                794,093
            450,000 Boeing Co. (The) deb. 6 5/8s, 2038                                                      422,271
            405,000 Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                   409,755
             20,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     19,340
             50,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                     47,406
            425,000 Cilcorp, Inc. sr. notes 8.7s, 2009                                                      446,716
            820,000 Citicorp, Inc. sub. notes 6 3/8s, 2008                                                  811,275
            140,000 CMS Energy Corp. sr. notes 8 1/8s, 2002                                                 141,928
            335,000 Colonial Bank sub. notes 8s, 2009                                                       315,547
            100,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                     94,000
            580,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                  394,400
            450,064 Continental Airlines, Inc. pass-thru certificates Ser. 98-1C,
                    6.541s, 2009                                                                            448,169
            615,000 Continental Airlines, Inc. pass-thru certificates Ser. 98-2,
                    6.32s, 2008                                                                             597,798
             25,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           27,875
            210,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           222,600
             40,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              38,800
            300,000 DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                     313,428
            425,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  414,167
             60,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                            39,000
            475,000 DPL, Inc. sr. notes 8 1/4s, 2007                                                        484,557
            515,000 El Paso Corp. sr. notes 7s, 2011                                                        509,376
            110,000 El Paso Energy Partners L.P. 144A company guaranty
                    8 1/2s, 2011                                                                            111,375
          1,755,000 Fannie Mae bonds 7 1/4s, 2030                                                         1,912,406
             60,000 Fannie Mae bonds 6 5/8s, 2030                                                            60,703
          2,600,000 Fannie Mae notes 6 5/8s, 2009                                                         2,705,612
            165,000 First Citizens Bank Capital Trust I company guaranty 8.05s, 2028                        138,762
            695,000 First Union Capital II company guaranty Ser. A, 7.95s, 2029                             702,972
            250,000 First Union Corp. notes 6.95s, 2004                                                     259,403
            145,000 Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                      147,823
             30,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                      29,700
            730,000 Ford Motor Co. bonds 6 5/8s, 2028                                                       636,677
            295,000 Ford Motor Co. notes 7.45s, 2031                                                        284,103
            205,000 Ford Motor Credit Corp. bonds 7 3/8s, 2011                                              209,211
            655,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                              672,253
             60,000 Ford Motor Credit Corp. notes 6.55s, 2002                                                61,047
            220,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            205,185
            360,000 General Motors Acceptance Corp. notes 5.8s, 2003                                        362,747
            600,000 General Motors Acceptance Corp. notes 5 3/4s, 2003                                      601,302
            245,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                                246,710
            200,000 Global Crossing Holdings, Ltd. 144A sr. notes 8.7s, 2007
                    (Bermuda)                                                                               180,000
             80,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008
                    (Bermuda)                                                                                74,400
            300,000 Goldman Sachs Group, Inc (The) notes Ser. B, 7.35s, 2009                                308,703
            250,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  243,230
            150,000 HCA-The Healthcare Co. med. term notes 8.85s, 2007                                      157,500
             50,000 HCA-The Healthcare Co. med. term notes 6.63s, 2045                                       49,791
            250,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              243,125
            610,000 Household Finance Corp. notes 6 1/2s, 2008                                              599,191
            610,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                         575,468
            165,000 IBM Corp. deb. 7 1/8s, 2096                                                             155,758
            200,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   204,000
             60,000 ICN Pharmaceuticals, Inc. sr. notes Ser. B, 9 1/4s, 2005                                 61,800
            380,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   410,689
             30,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                          225
             20,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                          150
            125,000 International Game Technology sr. notes 8 3/8s, 2009                                    129,375
             70,000 International Game Technology sr. notes 7 7/8s, 2004                                     71,050
             15,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                            4,500
             20,000 Kmart Corp. med. term notes Ser. D, 7.55s, 2004                                          18,631
            450,000 Kmart Corp. notes 8 3/8s, 2004                                                          447,750
             90,000 Lear Corp. sub. notes 9 1/2s, 2006                                                       93,877
            455,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        350,254
            350,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                                390,677
            635,000 Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                            625,920
            120,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              125,100
             20,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (NON) (STP)                                                                    170
             70,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                             595
            205,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                             139,211
             10,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                      10,962
            145,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            147,538
            655,000 Morgan Stanley, Dean Witter & Co. sr. notes 6 3/4s, 2011                                650,107
             80,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                           3,200
            185,000 National City Corp. sub. notes 7.2s, 2005                                               192,115
            315,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                       327,096
            620,000 News America Holdings, Inc. deb. 7.7s, 2025                                             589,818
             70,000 Nextel International, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/8s, 4/15/03), 2008 (STP)                                                           28,700
            455,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                    480,398
             50,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                           52,000
            690,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                              676,593
             55,485 Northeast Utilities notes Ser. A, 8.58s, 2006                                            57,352
             99,254 Northeast Utilities notes Ser. B, 8.38s, 2005                                           104,012
            180,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                    173,093
            210,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                          198,927
             30,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010                                 24,300
             30,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                 31,663
            390,000 Osprey Trust 144A sec. notes 8.31s, 2003                                                402,562
            220,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                              231,000
            530,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                           515,165
            535,000 Pepsi Bottling Group, Inc. (The) sr. notes Ser. B, 7s, 2029                             531,811
            185,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                             191,529
            395,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                               448,961
             30,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                              33,075
            110,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                113,300
            130,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   138,125
            635,000 Principal Financial Group AU 144A notes 7.95s, 2004
                    (Australia)                                                                             663,575
            275,000 Qwest Capital Funding, Inc. 144A notes 7 1/4s, 2011                                     275,864
            250,000 Rohm & Haas Co. notes 7.4s, 2009                                                        261,203
            140,000 Sequa Corp. sr. notes 9s, 2009                                                          143,675
             10,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                          1
             50,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                42,000
            120,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  109,457
            250,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         276,875
            380,000 Sprint Capital Corp. company guaranty 7 5/8s, 2011                                      377,918
            390,000 Sprint Capital Corp. company guaranty 5 7/8s, 2004                                      384,248
             10,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008
                    (In default) (NON)                                                                            1
             50,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                    (In default) (NON)                                                                            5
            610,000 Sun Life Canada Capital Trust 144A company guaranty
                    8.526s, 2049                                                                            575,315
            150,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   155,250
            255,000 Tenet Healthcare Corp. sr. notes 8s, 2005                                               263,288
             90,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                    93,150
             90,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                       93,825
            330,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                             199,310
            460,000 Transocean Sedco Forex, Inc. 144A notes 6 5/8s, 2011                                    452,134
            620,000 TXU Electrical Capital company guaranty 8.175s, 2037                                    604,302
            825,000 Tyco International, Ltd. company guaranty 6 1/4s, 2003
                    (Bermuda)                                                                               837,458
            370,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                            373,922
            150,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                    154,454
             60,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s, 2008
                    (In default) (NON)                                                                        2,400
            580,000 Verizon Global Funding Corp. 144A notes 7 1/4s, 2010                                    593,868
            200,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                    211,100
            140,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          119,570
             36,000 WinStar Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (14 3/4s, 4/15/05), 2010 (STP)                                                       360
             12,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010
                    (In default) (NON)                                                                          300
            660,000 Worldcom, Inc. notes 7 1/2s, 2011                                                       653,050
             44,000 York Power Funding 144A company guaranty 12s, 2007
                    (Cayman Islands)                                                                         45,320
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $42,440,371)                                $  41,727,557

COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Commercial Mortgage Asset Trust
$           831,206 Ser. 99-C1, Class A3, 6.64s, 2010                                                 $     841,239
          6,010,945 Ser. 99-C1, Class X, Interest Only (IO), 0.92s, 2020                                    362,066
                    CS First Boston Mortgage Securities Corp.
            225,000 Ser. 99-C1, Class E, 7.93s, 2009                                                        231,750
          1,507,500 Ser. 00-C1, Class A2, 7.545s, 2010                                                    1,601,719
            860,000 Ser. 99-C1, Class A2, 7.29s, 2009                                                       903,000
                    Fannie Mae
          1,555,000 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    1,603,594
            665,545 Ser. 97-91, Class SL, IO, 7.13s, 2023                                                    95,610
            939,712 Ser. 97-91, Class FB, IO, 0.37s, 2023                                                    76,865
                    Fannie Mae Strip
            296,810 Ser. 217, Class 2, IO, 8s, 2023                                                          69,750
            107,848 Ser. 176, Class 2, IO, 8s, 2022                                                          25,344
            605,000 FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2,
                    7.77s, 2019                                                                             618,481
                    Freddie Mac
            673,000 Ser. 2028, Class SG, IO, 9.51s, 2023                                                    294,179
            330,084 Ser. 183, Class IO, IO, 7s, 2027                                                         79,220
            270,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                            268,253
                    General Growth Properties-Homart 144A FRB Ser. 99-C1
             85,000 Class G, 6.68s, 2003                                                                     85,000
            100,000 Class F, 6.43s, 2003                                                                    100,000
            436,000 General Growth Properties-Ivanhoe FRB Ser. 99-C1, Class F,
                    6.68s, 2004                                                                             436,000
                    Government National Mortgage Association
          1,115,305 Ser. 99-46, Class SQ, IO, 4.30s, 2027                                                    66,570
          4,620,886 Ser. 99-43, Class SJ, IO, 3.85s, 2029                                                   311,549
            777,795 Ser. 98-2, Class EA, Principal Only (PO), zero %, 2028                                  610,569
                    GS Mortgage Securities Corp. II, Class 2
            525,000 Ser. 98-C1, 6.62s, 2030                                                                 531,604
            425,000 Ser. 01-LIB, 6.615s, 2016                                                               421,829
                    Housing Securities, Inc.
             16,207 Ser. 91-B, Class B6, 9s, 2006                                                            16,115
            242,594 Ser. 93-F, Class F9M2, 7s, 2023                                                         237,590
             14,408 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                       13,178
            225,000 LB Commercial Conduit Mortgage Trust Ser. 1999-C2, Class B,
                    7.425s, 2009                                                                            234,519
                    Merrill Lynch Mortgage Investors, Inc.
          3,636,695 Ser. 98-C2, IO, 7.86s, 2030                                                             231,294
            225,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        206,618
                    Morgan Stanley Dean Witter Capital I
            100,000 Ser. 00-LIFE, Class B, 7.638s, 2010                                                     106,109
            388,000 Ser. 00-LIF2, Class A2, 7.2s, 2010                                                      403,763
          1,825,000 PNC Mortgage Acceptance Corp. Ser. 01-C1, Class A2,
                    6.36s, 2011                                                                           1,794,773
             40,734 Prudential Home Mortgage Securities Ser. 92-25, Class B3,
                    8s, 2022                                                                                 41,702
                    Prudential Home Mortgage Securities 144A
             62,706 Ser. 94-31, Class B3, 8s, 2009                                                           64,186
            402,980 Ser. 95-D, Class 5B, 7.53s, 2024                                                        391,646
            360,000 Residential Asset Securitization Trust Ser. 98-A12, Class A14,
                    8s, 2028                                                                                375,300
            165,490 Ryland Mortgage Securities Corp. Ser. 94-7C, Class B1,
                    7.359s, 2025                                                                            164,811
            685,000 Salomon Brothers Mortgage Securities VII Ser. 00-C3,
                    Class A2, 6.592s, 2010                                                                  687,970
            702,992 TIAA Retail Commercial Mortgage Trust Ser. 1999-1, Class A,
                    7.17s, 2032                                                                             733,642
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $14,965,648)                                                                $  15,337,407

UNITS (0.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            213,100 Compaq Computer Corp. Capped Warrants (issued by
                    Salomon Smith Barney Holdings, Inc., Exp. 6/21/01)                                $   3,010,911
            181,000 Compaq Computer Corp. Capped Warrants (issued by
                    Salomon Smith Barney Holdings, Inc., Exp. 8/15/01)                                    2,811,598
            104,739 Contifinancial Corp. Liquidating Trust units 8 1/8s, 2003                                10,474
                                                                                                      -------------
                    Total Units (cost $5,779,544)                                                     $   5,832,983

ASSET-BACKED SECURITIES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           193,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                      $     206,166
            175,000 Conseco Finance Securitizations Corp. Ser. 00-4, Class A6,
                    8.31s, 2032                                                                             185,395
            650,000 Conseco Finance Securitizations Corp. Ser. 00-5, Class A6,
                    7.96s, 2032                                                                             674,172
            266,681 Ford Credit Auto Owner Trust Ser. 00-C, Class A3, 7.13s, 2002                           268,681
          2,406,755 Lehman Manufactured Housing Ser. 98-1, Class 1, IO,
                    0.820s, 2028                                                                             60,827
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $1,408,563)                                   $   1,395,241

FOREIGN GOVERNMENT BONDS AND NOTES (--%) (a) (cost $798,100)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           805,000 Quebec (Province of) sr. unsub. 5 3/4s, 2009                                      $     776,922

PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                100 Chevy Chase Pfd. Capital Corp. Ser. A, $5.188 pfd.                                $       5,500
                  1 Citadel Broadcasting Co. Ser. B, $13.25 cum. pfd. (PIK)                                     120
                672 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                       73,920
                 80 Fresenius Medical Capital Trust II 7.875% company guaranty,
                    pfd. (Germany)                                                                           78,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $153,506)                                            $     157,540

CONVERTIBLE BONDS AND NOTES (--%) (a) (cost $33,652)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            80,000 Western Digital Corp. cv. sub. deb. zero %, 2018                                  $      23,700

WARRANTS (--%) (a)(NON)                                                                   EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
                 10 McCaw International, Ltd.                                             4/15/07               200
                 10 Raintree Resort 144A                                                  12/1/04                 1
                 10 Sterling Chemicals Holdings                                           8/15/08                 9
                 40 UIH Australia/Pacific, Inc.                                           5/15/06                40
                                                                                                      -------------
                    Total Warrants (cost $2,996)                                                      $         251

CONVERTIBLE PREFERRED STOCKS (--%) (a) (cost $2,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                  2 Anker Coal Group, Inc. Class E, 14.25% cv. pfd.                                   $          10

SHORT-TERM INVESTMENTS (2.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        51,826,000 Interest in $500,000,000 joint repurchase agreement dated
                    May 31, 2001 with Merrill Lynch, Pierce, Fenner & Smith, Inc.
                    due June 1, 2001 with respect to various U.S. Government
                    obligations-maturity value of $51,831,974 for an effective
                    yield of 4.15%.                                                                  $   51,826,000
            900,000 Interest in $650,000,000 joint tri-party repurchase agreement dated May 31, 2001 with Credit Suisse First Boston
                    due June 1, 2001 with respect to various U.S. Government
                    obligations-maturity value of $900,104 for an effective yield
                    of 4.15%.                                                                               900,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $52,726,000)                                  $   52,726,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,702,513,488) (b)                                      $1,901,543,652
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,900,184,747.

  (b) The aggregate identified cost on a tax basis is $1,712,831,918, resulting in gross unrealized appreciation and depreciation of $256,818,022 and $68,106,288, respectively, or net unrealized appreciation of $188,711,734.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for future contracts at May 31, 2001.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depository Receipts representing ownership of foreign securities deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at May 31, 2001, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Future Contracts Outstanding at May 31, 2001
                                                                  Unrealized
                                   Aggregate Face  Expiration    Appreciation/
                     Total Value        Value         Date      (Depreciation)
------------------------------------------------------------------------------
U.S. Treasury Bond
(Short)               $3,484,686     $3,453,640      Sep-01        $(31,046)
U.S. Treasury Note
2 yr (Long)            3,281,250      3,280,318      Sep-01             932
U.S. Treasury Note
5 yr (Long)              206,688        205,954      Sep-01             734
U.S. Treasury Note
10 yr (Short)          2,364,687      2,354,144      Sep-01         (10,543)
------------------------------------------------------------------------------
                                                                   $(39,923)
------------------------------------------------------------------------------
TBA Sales Commitments at May 31, 2001
(Proceeds receivable $5,247,145)
                                        Principal    Settlement       Market
Agency                                    Amount        Date          Value
------------------------------------------------------------------------------
FNMA, 6s, June
2031                                    $5,460,000     6/13/01      $5,263,768
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001 (Unaudited)
Assets
---------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,702,513,488) (Note 1)  $1,901,543,652
---------------------------------------------------------------------------------------------
Cash                                                                                1,385,140
---------------------------------------------------------------------------------------------
Dividend, interest and other receivables                                            4,975,609
---------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              4,037,223
---------------------------------------------------------------------------------------------
Receivable for securities sold                                                     16,435,187
---------------------------------------------------------------------------------------------
Total assets                                                                    1,928,376,811

Liabilities
---------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                  44,578
---------------------------------------------------------------------------------------------
Payable for securities purchased                                                   15,707,814
---------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          3,246,770
---------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        2,476,855
---------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            290,084
---------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                          56,294
---------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            4,258
---------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              1,000,934
---------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $5,247,145) (Note 1)           5,263,768
---------------------------------------------------------------------------------------------
Other accrued expenses                                                                100,709
---------------------------------------------------------------------------------------------
Total liabilities                                                                  28,192,064
---------------------------------------------------------------------------------------------
Net assets                                                                     $1,900,184,747

Represented by
---------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $1,678,147,451
---------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        4,007,941
---------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                              19,055,737
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        198,973,618
---------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $1,900,184,747

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,222,011,551 divided by 77,890,347 shares)                                          $15.69
---------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.69)*                                $16.65
---------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($538,161,440 divided by 34,562,553 shares)**                                          $15.57
---------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($24,698,486 divided by 1,579,823 shares)**                                            $15.63
---------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($60,921,198 divided by 3,908,550 shares)                                              $15.59
---------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.59)*                                $16.16
---------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($54,392,072 divided by 3,466,667 shares)                                              $15.69
---------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $102,231)                                     $ 16,490,140
-------------------------------------------------------------------------------------------
Interest                                                                          6,147,950
-------------------------------------------------------------------------------------------
Total investment income                                                          22,638,090

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,820,464
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,149,479
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     7,727
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,341
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,415,637
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,486,393
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                94,924
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               204,566
-------------------------------------------------------------------------------------------
Other                                                                               406,933
-------------------------------------------------------------------------------------------
Total expenses                                                                   10,598,464
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (245,505)
-------------------------------------------------------------------------------------------
Net expenses                                                                     10,352,959
-------------------------------------------------------------------------------------------
Net investment income                                                            12,285,131
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 29,520,697
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (27,947)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and
liabilities in foreign currencies during the period                                 (16,065)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, TBA sale
commitments and futures contracts during the period                              78,316,940
-------------------------------------------------------------------------------------------
Net gain on investments                                                         107,793,625
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $120,078,756
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                           May 31      November 30
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   12,285,131   $   26,501,503
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                       29,492,750        7,326,940
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                       78,300,875       48,520,725
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  120,078,756       82,349,168
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (9,221,005)     (18,556,157)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,290,747)      (5,227,363)
--------------------------------------------------------------------------------------------------
   Class C                                                                (89,407)        (138,847)
--------------------------------------------------------------------------------------------------
   Class M                                                               (314,241)        (673,816)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (451,483)        (818,847)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (6,509,578)    (109,848,290)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,882,561)     (60,932,372)
--------------------------------------------------------------------------------------------------
   Class C                                                                (96,614)      (1,292,093)
--------------------------------------------------------------------------------------------------
   Class M                                                               (306,003)      (5,805,927)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (263,850)      (4,641,978)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          149,514,890     (126,646,435)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               247,168,157     (252,232,957)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,653,016,590    1,905,249,547
--------------------------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $4,007,941 and
$4,089,693, respectively)                                          $1,900,184,747   $1,653,016,590
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                        Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.86       $15.76       $16.94       $16.04       $13.29       $10.93
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .12 (c)      .26 (c)      .26 (c)      .27 (c)      .30          .31
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .93          .62          .37         1.68         2.74         2.37
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.05          .88          .63         1.95         3.04         2.68
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.25)        (.24)        (.28)        (.29)        (.32)
------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.09)       (1.53)       (1.57)        (.77)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)       (1.78)       (1.81)       (1.05)        (.29)        (.32)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.69       $14.86       $15.76       $16.94       $16.04       $13.29
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.13*        6.81         4.16        12.91        23.15        24.96
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,222,012   $1,074,958   $1,150,143   $1,114,690     $878,766     $566,133
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .49*         .96          .94          .99         1.06         1.09
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .81*        1.88         1.62         1.68         2.02         2.61
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 41.37*       74.41       112.36        94.77        82.48        67.56
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                        Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.75       $15.64       $16.83       $15.95       $13.23       $10.89
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .07 (c)      .16 (c)      .14 (c)      .15 (c)      .19          .21
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .91          .62          .36         1.66         2.73         2.37
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .98          .78          .50         1.81         2.92         2.58
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.07)        (.14)        (.12)        (.16)        (.20)        (.24)
------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.09)       (1.53)       (1.57)        (.77)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.16)       (1.67)       (1.69)        (.93)        (.20)        (.24)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.57       $14.75       $15.64       $16.83       $15.95       $13.23
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.72*        6.06         3.34        12.04        22.24        24.06
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $538,161     $469,748     $631,736     $638,660     $463,506     $221,259
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86*        1.71         1.69         1.74         1.81         1.84
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .44*        1.13          .87          .95         1.25         1.86
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 41.37*       74.41       112.36        94.77        82.48        67.56
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                     Six months
                                        ended                For the period
Per-share                              May 31    Year ended   Feb. 1, 1999+
operating performance               (Unaudited)  November 30   to Nov. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.81       $15.71       $15.76
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .07          .16          .13
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .92          .62         (.02)
---------------------------------------------------------------------------
Total from
investment operations                    .99          .78          .11
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.08)        (.15)        (.16)
---------------------------------------------------------------------------
From net
realized gain on investments            (.09)       (1.53)          --
---------------------------------------------------------------------------
Total distributions                     (.17)       (1.68)        (.16)
---------------------------------------------------------------------------
Net asset value,
end of period                         $15.63       $14.81       $15.71
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.72*        6.02          .68*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $24,698      $15,380      $13,092
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .86*        1.71         1.40*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .44*        1.13          .74*
---------------------------------------------------------------------------
Portfolio turnover (%)                 41.37*       74.41       112.36
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                              May 31
operating performance                (Unaudited)                      Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.76       $15.66       $16.85       $15.96       $13.23       $10.89
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .09 (c)      .19 (c)      .18 (c)      .19 (c)      .23          .25
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .92          .62          .36         1.67         2.73         2.36
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   1.01          .81          .54         1.86         2.96         2.61
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.09)        (.18)        (.16)        (.20)        (.23)        (.27)
------------------------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.09)       (1.53)       (1.57)        (.77)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)       (1.71)       (1.73)        (.97)        (.23)        (.27)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.59       $14.76       $15.66       $16.85       $15.96       $13.23
------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)               6.92*        6.28         3.60        12.35        22.58        24.35
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $60,921      $50,033      $60,128      $58,891      $48,884      $22,254
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .74*        1.46         1.44         1.49         1.56         1.59
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .56*        1.38         1.12         1.17         1.50         2.11
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 41.37*       74.41       112.36        94.77        82.48        67.56
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                            For the period
Per-share                              May 31                            Oct. 1, 1998+
operating performance               (Unaudited)     Year ended November   to Nov. 30
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.86       $15.76       $16.94       $14.88
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (c)                .14          .29          .31          .05
----------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .92          .63          .36         2.01
----------------------------------------------------------------------------------------
Total from
investment operations                   1.06          .92          .67         2.06
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.14)        (.29)        (.28)          --
----------------------------------------------------------------------------------------
From net
realized gain on investments            (.09)       (1.53)       (1.57)          --
----------------------------------------------------------------------------------------
Total distributions                     (.23)       (1.82)       (1.85)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.69       $14.86       $15.76       $16.94
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.27*        7.08         4.42        13.84*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $54,392      $42,898      $50,150      $10,057
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .36*         .71          .69          .12*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .94*        2.13         1.87          .33*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 41.37*       74.41       112.36        94.77
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended May 31, 2001, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally, accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.395% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended May 31, 2001, the fund's expenses were reduced by $245,505 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,731 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended May 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $270,191 and $4,022 from the sale of class A and class M shares, respectively, and received $334,949 and $2,405 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended May 31, 2001, Putnam Retail Management, acting as underwriter received $2,216 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $716,557,569 and $582,648,669, respectively. Purchases and sales of U.S. government obligations aggregated $110,734,551 and $121,451,413, respectively.

Note 4
Capital shares

At May 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,018,514       $ 197,000,982
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  956,147          14,078,402
---------------------------------------------------------------------------
                                            13,974,661         211,079,384

Shares
repurchased                                 (8,434,941)       (127,252,287)
---------------------------------------------------------------------------
Net increase                                 5,539,720       $  83,827,097
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,147,362       $ 321,591,821
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,897,411         121,382,923
---------------------------------------------------------------------------
                                            32,044,773         442,974,744

Shares
repurchased                                (32,669,079)       (447,749,867)
---------------------------------------------------------------------------
Net decrease                                  (624,306)      $  (4,775,123)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,607,902        $114,574,865
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  317,230           4,645,166
---------------------------------------------------------------------------
                                             7,925,132         119,220,031

Shares
repurchased                                 (5,219,246)        (78,376,321)
---------------------------------------------------------------------------
Net increase                                 2,705,886        $ 40,843,710
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,028,841       $ 124,295,736
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,817,547          65,482,919
---------------------------------------------------------------------------
                                            13,846,388         189,778,655

Shares
repurchased                                (22,370,706)       (304,634,524)
---------------------------------------------------------------------------
Net decrease                                (8,524,318)      $(114,855,869)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    740,439         $11,216,563
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   11,455             168,402
---------------------------------------------------------------------------
                                               751,894          11,384,965

Shares
repurchased                                   (210,503)         (3,141,051)
---------------------------------------------------------------------------
Net increase                                   541,391         $ 8,243,914
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    548,650         $ 7,647,706
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  104,667           1,430,940
---------------------------------------------------------------------------
                                               653,317           9,078,646

Shares
repurchased                                   (448,007)         (6,138,570)
---------------------------------------------------------------------------
Net increase                                   205,310         $ 2,940,076
---------------------------------------------------------------------------

                                             Six months ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    886,923         $13,296,230
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   40,449             592,250
---------------------------------------------------------------------------
                                               927,372          13,888,480

Shares
repurchased                                   (408,254)         (6,131,725)
---------------------------------------------------------------------------
Net increase                                   519,118         $ 7,756,755
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    676,640        $  9,297,346
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  468,901           6,353,358
---------------------------------------------------------------------------
                                             1,145,541          15,650,704

Shares
repurchased                                 (1,594,883)        (21,670,904)
---------------------------------------------------------------------------
Net decrease                                  (449,342)       $ (6,020,200)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,192,476         $18,066,154
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   48,648             715,333
---------------------------------------------------------------------------
                                             1,241,124          18,781,487

Shares
repurchased                                   (661,472)         (9,938,073)
---------------------------------------------------------------------------
Net increase                                   579,652         $ 8,843,414
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,590,905        $ 21,841,280
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  398,296           5,460,825
---------------------------------------------------------------------------
                                             1,989,201          27,302,105

Shares
repurchased                                 (2,283,450)        (31,237,424)
---------------------------------------------------------------------------
Net decrease                                  (294,249)       $ (3,935,319)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

Bartlett R. Geer
Vice President and Fund Manager

Jeanne L. Mockard
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Equity Income Fund
Supplement to semiannual Report dated 5/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 5/31/01

                                                      NAV
6 months                                              7.27%
1 year                                               14.61
5 years                                              87.15
Annual average                                       13.35
10 years                                            252.77
Annual average                                       13.44
Life of fund (since class A inception, 6/15/77)
Annual average                                       12.10

Share value:                                          NAV
11/30/00                                            $14.86
5/31/01                                             $15.69
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     2       $0.143          $0.090        $0.233
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



SA020-72896  012/192/626  7/01